LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)



March 1, 2000

Prospectus


             K E M P E R  G L O B A L / I N T E R N A T I O N A L  F U N D S

                                                    Kemper Asian Growth Fund

                                         Kemper Emerging Markets Growth Fund

                                                Kemper Global Blue Chip Fund

                                                       Global Discovery Fund

                                                   Kemper Global Income Fund

                                                   Kemper International Fund

                                                   Kemper Latin America Fund

                                                      Kemper New Europe Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                             [LOGO] KEMPER FUNDS

 HOW THE                                              INVESTING IN
 FUNDS WORK                                           THE FUNDS

  2 Kemper Asian Growth     32 Kemper International   75 Choosing A Share
    Fund                       Fund                      Class

  8 Kemper Emerging         38 Kemper Latin America   81 How To Buy Shares
    Markets Growth Fund        Fund
                                                      82 How To Exchange
 14 Kemper Global Blue      44 Kemper New Europe         Or Sell Shares
    Chip Fund                  Fund
                                                      83 Policies You Should
 20 Kemper Global           51 Other Policies and        Know About
    Discovery Fund             Risks
                                                      91 Understanding
 26 Kemper Global Income    53 Financial Highlights      Distributions And
    Fund                                                 Taxes

How The Funds Work

These funds invest significantly in foreign securities. Seven of the funds focus on stocks, one mainly on bonds. Each fund is dedicated to a particular region of the world or a particular investment theme, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KANAX  B) KANBX  C) KANCX

Kemper
Asian Growth Fund

FUND GOAL  The fund seeks long-term capital growth.

                          2 | Kemper Asian Growth Fund

The Fund's Main Strategy


The fund invests at least 85% of total assets in common stocks and other Asian equities (equities that are issued by companies organized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The fund generally focuses on emerging Asian markets, such as China, Indonesia, Korea and Thailand.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with identifiable market niches and sound balance sheets, among other factors.

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 15% of total assets in debt securities of any issuer or credit quality, including junk bonds (i.e., grade BB and below) or in non-Asian equities.


                          3 | Kemper Asian Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how Asian stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Asian stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Asian companies could be hurt by such factors as regional economic downturns (some Asian economies are currently in recession), currency devaluations, the inability of governments or banking systems to bring about reforms or trade barriers on exports.

Emerging markets, a category that includes most Asian countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors interested in diversifying a growth portfolio with exposure to emerging countries in Asia.


                          4 | Kemper Asian Growth Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997          -34.60
1998          -19.02
1999           71.97


Best quarter: 40.35%, Q2 '99          Worst quarter: -33.05%, Q2 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 10/21/96
                                         1 Year            Life of Class
------------------------------------------------------------------------------
Class A                                  62.14%              -2.85%
------------------------------------------------------------------------------
Class B                                  68.21               -2.50
------------------------------------------------------------------------------
Class C                                  69.16               -2.18
------------------------------------------------------------------------------
Index                                    49.83               -0.57*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

*   Index comparison begins 10/31/96.

In the chart, total returns from 1997 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.


                          5 | Kemper Asian Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.85%    0.85%     0.85%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  3.19     3.35      4.26
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.04     4.95      5.86
------------------------------------------------------------------------------
Expense Reimbursement                             1.84     2.17      3.06
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.20     2.78      2.80
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.20%, 2.78% and 2.80% for Class A, Class B and Class C shares, respectively, through 02/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   681        1,594        2,507       4,502
------------------------------------------------------------------------------
Class C shares                   383        1,471        2,638       5,469
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   281        1,294        2,307       4,502
------------------------------------------------------------------------------
Class C shares                   283        1,471        2,638       5,469
------------------------------------------------------------------------------


                          6 | Kemper Asian Growth Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Tien Yu Sieh                 Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1990                    o Joined the advisor in
                     o Joined the advisor in 1996   1992
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998

                     Elizabeth J. Allan
                     o Began investment career
                       in 1982
                     o Joined the advisor in 1987
                     o Joined the fund team
                       in 1998

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                          7 | Kemper Asian Growth Fund

TICKER SYMBOLS  CLASS: A) KEMAX  B) KEMBX  C) KEMCX

Kemper
Emerging Markets
Growth Fund

FUND GOAL  The fund seeks long-term capital growth.


                    8 | Kemper Emerging Markets Growth Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in common stocks and other equities from emerging market countries, which are located in Latin America, Asia, Africa, the Middle East and Eastern Europe.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have exceptional business prospects (due to factors that may range from market dominance to innovative products or services).

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Top-down analysis. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in developed foreign and U.S. equities, and may invest up to 35% of total assets in emerging market and U.S. debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                    9 | Kemper Emerging Markets Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how emerging market stocks perform -- something that depends on a large number of factors, including economic, political and demographic trends. When emerging market stock prices fall, you should expect the value of your investment to fall as well. If the fund emphasizes a given market, such as Latin America, factors affecting that market will affect performance. Emerging markets tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund is not diversified and may invest in relatively few companies increases fund risk, because any factors affecting a given company could affect performance. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors interested in adding exposure to countries located in emerging markets.


                    10 | Kemper Emerging Markets Growth Fund

Performance

The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       49.26


Best quarter: 30.89%, Q4 '99          Worst quarter: -7.31%, Q3 '99


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 1/9/98
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  40.60%            9.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  45.01             10.70
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  48.01             12.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    66.65             18.81*
------------------------------------------------------------------------------

Index: IFCI Emerging Markets Investable Index, a U.S. dollar-denominated index comprised of stocks of countries classified as either low- or middle-income economies by the World Bank regardless of their particular stage of development.

*   Index comparison begins 1/31/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

                    11 | Kemper Emerging Markets Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                           5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                     1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  13.14    13.36     13.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   14.39    15.36     15.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             12.11    12.18     12.48
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.28     3.18      3.15
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.28%, 3.18% and 3.15% for Class A, Class B and Class C shares, respectively, through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          721       3,433        5,593       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          418       3,172        5,452       9,340
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          321       3,133        5,393       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          318       3,172        5,452       9,340
------------------------------------------------------------------------------


                    12 | Kemper Emerging Markets Growth Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:

                     Joyce E. Cornell             Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1987                    o Joined the advisor in
                     o Joined the advisor in 1991   1992
                     o Joined the fund team       o Joined the fund team
                       in 1998                      in 1998

                     Andre J. DeSimone            Tara C. Kenney
                     o Began investment career    o Began investment career
                       in 1981                      in 1984
                     o Joined the advisor in 1997 o Joined the advisor in
                     o Joined the fund team         1995
                       in 1998                    o Joined the fund team
                                                    in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                    13 | Kemper Emerging Markets Growth Fund

TICKER SYMBOLS  CLASS: A) KGLAX  B) KGLBX  C) KGLCX

Kemper
Global Blue Chip Fund

FUND GOAL  The fund seeks long-term capital growth.


                       14 | Kemper Global Blue Chip Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in common stocks and other equities of "blue chip" companies throughout the world. These are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the fund may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the fund invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities of emerging markets (of which, 5% of net assets may be junk bonds, i.e., grade BB and below).

                       15 | Kemper Global Blue Chip Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you are interested in large-cap stocks and want to look beyond U.S. markets, this fund could be suitable for you.


                       16 | Kemper Global Blue Chip Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998              13.79
1999              28.23

Best quarter: 18.78%, Q4 '99          Worst quarter: -8.00%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  20.85%            17.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  24.02             18.34
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  27.07             19.73
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    25.34             25.07
------------------------------------------------------------------------------


Index: The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.


                       17 | Kemper Global Blue Chip Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.00%    1.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  3.44     3.84      4.14
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.44     5.59      5.89
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             2.64     2.91      3.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.80     2.68      2.65
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   671        1,708        2,732       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   368        1,464        2,638       5,483
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   271        1,408        2,532       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   268        1,464        2,638       5,483
------------------------------------------------------------------------------


                       18 | Kemper Global Blue Chip Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

The following people handle the fund's day-to-day management:

Diego Espinosa               William E. Holzer
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1970
  in 1991                    o Joined the advisor in
o Joined the advisor in 1996   1980
o Joined the fund team in    o Joined the fund team in
  1998                         1998

Nicholas Bratt
o Began investment career
  in 1974
o Joined the advisor in 1976
o Joined the fund team in
  1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                       19 | Kemper Global Blue Chip Fund

TICKER SYMBOLS  CLASS: A) KGDAX  B) KGDBX  C) KGDCX

Kemper
Global Discovery Fund*

FUND GOAL  The fund seeks above-average long-term capital appreciation.

*        Kemper Global Discovery Fund is properly known as Global Discovery
         Fund.


                       20 | Kemper Global Discovery Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the U.S.). As of December 31, 1999, companies in which the fund invests typically have a market capitalization of between $75 million and $5.7 billion.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which, 5% of net assets may be junk bonds, i.e. grade BB and below).


                       21 | Kemper Global Discovery Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.


                       22 | Kemper Global Discovery Fund

Performance

The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999              64.15

Best quarter: 41.23%, Q4 '99          Worst quarter: -5.43%, Q3 '99


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                           Since 12/31/98   Since 4/16/98
                                           1 Year           Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                    54.68%            23.94%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                    59.70             28.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                    62.83             29.53
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                      22.36              8.10*
------------------------------------------------------------------------------

Index: Salomon Brothers World Equity Extended Market Index, an unmanaged small capitalization stock universe of 22 countries.

*   Index comparison begins 4/30/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.


                       23 | Kemper Global Discovery Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.10%    1.10%     1.10%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  1.20     1.63      1.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   2.30     3.48      3.04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             0.29     0.65      0.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.01     2.83      2.80
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.01%, 2.83% and 2.80% for Class A, Class B and Class C shares, respectively, through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      686       1,308       1,952        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      383         917       1,575        3,338
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      286       1,008       1,752        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      283         917       1,575        3,338
------------------------------------------------------------------------------


                       24 | Kemper Global Discovery Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.88% of average daily net assets.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Gerald J. Moran              Steven T. Stokes
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1986
                       in 1968                    o Joined the advisor in
                     o Joined the advisor in 1968   1996
                     o Joined the fund team       o Joined the fund team
                       in 1991                      in 1999

                     Sewall Hodges
                     o Began investment career
                       in 1978
                     o Joined the advisor in 1995
                     o Joined the fund team
                       in 1996


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

                        25 | Kemper Global Discovery Fund

TICKER SYMBOLS  CLASS: A) KGIAX  B) KGIBX  C) KGICX

Kemper
Global Income Fund

FUND GOAL The fund seeks to provide high current income consistent with prudent total return asset management.


                         26 | Kemper Global Income Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in foreign and U.S. investment-grade bonds and other income-producing securities. While the fund may invest in securities issued by any issuer and in any currency, it generally focuses on issuers in developed markets, such as Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and on securities of other countries that are denominated in the currencies of these countries or the euro.

In making their buy and sell decisions, the portfolio managers typically consider a number of factors, including economic outlooks, interest rate movements, inflation trends, security characteristics and changes in supply and demand within global bond markets. In choosing individual bonds, the managers use independent analysis to look for bonds that have attractive yields and good credit. The managers may favor securities from different countries and issuers at different times, while still maintaining variety in terms of countries and issuers represented.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between 4.0 and
6.0 years.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

This fund normally invests at least 65% of total assets in investment-grade bonds, which are those in the top four credit grades (i.e., as low as BBB/Baa).

The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                         27 | Kemper Global Income Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

For this fund, the main factor is global interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.

Another major factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

The fact that the fund is not diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given company could affect performance. Similarly, if the fund emphasizes a given market, such as Canada, or a given industry, factors affecting that market or industry will affect performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, issuers, industries or other matters

o a bond could fall in credit quality or go into default; this risk is greater for junk bonds

o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors seeking a less aggressive approach to international income investing.


                         28 | Kemper Global Income Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       22.66
1991       11.13
1992       -1.90
1993       10.23
1994       -1.47
1995       19.89
1996        5.87
1997        1.80
1998       10.48
1999       -6.38


Best quarter: 11.23%, Q1 '95          Worst quarter: -4.32%, Q1 '92


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                        Since        Since       Since 5/31/94    Since
                        12/31/98     12/31/94    Life of Class    12/31/89
                        1 Year       5 Years     B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                 -10.58%      5.01%         --             6.36%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                  -9.66       5.07        4.88%              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                  -7.06       5.30        5.08               --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                    -4.27       6.42        6.30             8.03
------------------------------------------------------------------------------


Index: Salomon Brothers World Government Bond Index, an unmanaged index on a U.S. dollar total return basis, with all dividends reinvested, and includes government bonds from 14 countries. The minimum maturity is one year.

The table includes the effects of maximum sales loads.


                         29 | Kemper Global Income Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.75%    0.75%     0.75%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.96     0.89      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.71     2.39      2.36
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                             1 Year    3 Years     5 Years   10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        642      1,045       1,475       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        339        736       1,260       2,696
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        242        745       1,275       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        239        736       1,260       2,696
------------------------------------------------------------------------------


                         30 | Kemper Global Income Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.75% of average daily net assets.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper Global Income Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

               The following people handle the fund's day-to-day management:

               Jan C. Faller                   Jeremy L. Ragus
               Co-Lead Portfolio Manager       o Began investment career
               o Began investment career         in 1977
                 in 1988                       o Joined the advisor
               o Joined the advisor in 1999      in 1990
               o Joined the fund team in 1999  o Joined the fund team
                                                 in 1999
               Robert Stirling
               Co-Lead Portfolio Manager
               o Began investment career
                 in 1984
               o Joined the sub-advisor
                 in 1995
               o Joined the fund team in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         31 | Kemper Global Income Fund

TICKER SYMBOLS  CLASS: A) KITAX  B) KINBX  C) KITCX

Kemper
International Fund

FUND GOAL The fund seeks total return through a combination of capital growth and income.


                         32 | Kemper International Fund

The Fund's Main Strategy

The fund invests at least 80% of total assets in foreign securities (securities issued by foreign-based issuers). The fund invests at least 65% of total assets in common stocks of established foreign companies with the potential for capital growth, income or both. The fund may invest more than 25% of total assets in any given developed country that the manager believes poses no unique investment risk.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical areas, favoring those they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

                         33 | Kemper International Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking for a broadly diversified international fund may want to consider this fund.


                         34 | Kemper International Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       -7.50
1991        9.13
1992       -4.79
1993       35.65
1994       -4.00
1995       12.96
1996       17.05
1997        9.00
1998        7.88
1999       41.30


Best quarter: 29.96%, Q4 '99          Worst quarter: -17.89%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as 12/31/1999
--------------------------------------------------------------------------------
                               Since          Since 5/31/94    Since
               Since 12/31/98  12/31/94       Life of Class    12/31/89
               1 Year          5 Years        B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A        33.20%          15.68%            --            9.99%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B        37.34           15.90          13.62%             --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C        40.42           16.03          13.73              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index          27.30           13.15          11.81            7.33
------------------------------------------------------------------------------

Index: MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index), a generally accepted benchmark for performance of major overseas markets.

The table includes the effects of maximum sales loads. In the table and the chart, total returns for 1990 would have been lower if operating expenses hadn't been reduced.


                         35 | Kemper International Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.88     0.97      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.62     2.46      2.35
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    649       1,067        1,511        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    338         733        1,255        2,686
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    249         767        1,311        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    238         733        1,255        2,686
------------------------------------------------------------------------------


                         36 | Kemper International Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Irene Cheng                  Marc Slendebroek
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1990
                       in 1985                    o Joined the sub-advisor
                     o Joined the advisor in 1993   in 1994
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998

                     Nicholas Bratt               Carol L. Franklin
                     o Began investment career    o Began investment career
                       in 1974                      in 1975
                     o Joined the advisor in 1976 o Joined the advisor
                     o Joined the fund team         in 1981
                       in 2000                    o Joined the fund team
                                                    in 2000


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         37 | Kemper International Fund

TICKER SYMBOLS  CLASS: A) KLAAX  B) KLABX  C) KLACX

Kemper
Latin America Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                         38 | Kemper Latin America Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in Latin American common stocks and other equities that are issued by companies organized under the laws of a Latin American country or traded on Latin American markets and do more than half of their business in Latin America. The fund generally focuses on Argentina, Brazil, Chile, Colombia, Mexico and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with competitive business positions, good technologies, and sound balance sheets, among other factors. The managers also consider the quality of management, the impact of government regulations and trade initiatives and the cost of labor and raw materials.

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in non-Latin American (including U.S.) debt and equity securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                         39 | Kemper Latin America Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how Latin American stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Latin American stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Latin American companies could be hurt by such factors as regional economic downturns, currency devaluations, runaway inflation, shifts in government policy or fluctuations in commodity prices. Similarly, the fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

Emerging markets, including Latin American countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may interest investors who believe in the long-term growth potential of Latin American stocks and can accept above-average risks.


                         40 | Kemper Latin America Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      -24.32
1999       50.98


Best quarter: 34.56%, Q4 '99          Worst quarter: -19.35%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  42.39%            3.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  46.65             4.55
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  49.86             5.97
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    61.85             2.13
------------------------------------------------------------------------------


Index: IFC Latin America Investable Return Index, a U.S. dollar-denominated index comprised of Latin America's stock markets without reference to the stock's availability to overseas investors.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.


                         41 | Kemper Latin America Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*   4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  17.92    17.85     18.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   19.17    19.85     20.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             16.98    16.78     17.65
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.19     3.07      3.04
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.19%, 3.07% and 3.04% for Class A, Class B and Class C shares, respectively, through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   710        4,078        6,493       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   407        3,890        6,437      10,031
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   310        3,778        6,293       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   307        3,890        6,437      10,031
------------------------------------------------------------------------------


                         42 | Kemper Latin America Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:

                     Tara C. Kenney               Paul H. Rogers
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1985
                       in 1984                    o Joined the advisor in
                     o Joined the advisor in 1995   1994
                     o Joined the fund team       o Joined the fund team
                       in 1997                      in 1997

                     Edmund B. Games, Jr.
                     o Began investment career
                       in 1960
                     o Joined the advisor in 1960
                     o Joined the fund team
                       in 1997


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                         43 | Kemper Latin America Fund

TICKER SYMBOLS  CLASS: A) KNEAX  B) KNEBX  C) KNECX

Kemper
New Europe Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                          44 | Kemper New Europe Fund

The Fund's Main Strategy

The fund invests at least 65% of total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                           45 | Kemper New Europe Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

European stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.


                           46 | Kemper New Europe Fund

Performance

The bar chart shows how the total returns for the fund's Class M shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

The performance of Class M shares shown in the bar chart and performance table reflects performance from when the fund was a closed-end fund (through 09/03/99). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class M Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991        3.06
1992       -9.59
1993       25.62
1994       -0.27
1995       18.97
1996       34.38
1997       20.03
1998       34.39
1999       51.83


Best quarter: 37.93%, Q4 '99          Worst quarter: -16.81%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                                                Since
                                Since 12/31/98  Since 12/31/94  2/16/90 Life
                                1 Year          5 Years         of Class
------------------------------------------------------------------------------
Class M                         51.83%          31.39%          15.93%
------------------------------------------------------------------------------
Index                           16.23           22.54           15.05*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Index comparison begins 02/28/90.

Class A, B and C shares do not have a full calendar year of operations and their performance is not shown above. The performance of Class M shares does not reflect any sales charges. The performance of the other classes is subject to sales charges and would be lower.


                           47 | Kemper New Europe Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%    None    None      None
On Purchases (as % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      None*    4.00%   1.00%     None
(as % of redemption proceeds)
------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed,  None     None    None      2.00%**
if applicable)
------------------------------------------------------------------------------
Exchange Fee                              None     None    None      2.00%**
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                            0.75%    0.75%   0.75%     0.75%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75    0.75      None
------------------------------------------------------------------------------
Other Expenses***                         1.05     1.20    1.20      0.70
------------------------------------------------------------------------------
Total Annual Operating Expenses****       1.80     2.70    2.70      1.45
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions (see "Policies You Should Know About -- Redemption
         Fee).

*** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

**** The fund was reorganized from a closed-end fund to an open-end fund on September 3, 1999. The fees and expenses of open-end funds are, in many cases, different than those of closed-end funds. Accordingly, the expense ratios shown above are estimated for the fund's current fiscal year ending October 31, 2001, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year adjusted for any open-end related expenses. By contract, total operating expenses are capped at 1.80%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


                           48 | Kemper New Europe Fund

Based on the figures on the previous page (including one year of capped expenses in each period except for Class M shares), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    673         1,138       1,630       2,615
------------------------------------------------------------------------------
Class C shares                    373           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    273           838       1,430       2,615
------------------------------------------------------------------------------
Class C shares                    273           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------


                           49 | Kemper New Europe Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.96% of average daily net assets.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Carol L. Franklin            Joan R. Gregory
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1989
                       in 1975                    o Joined the advisor in
                     o Joined the advisor in 1981   1992
                     o Joined the fund team       o Joined the fund team
                       in 1990                      in 1992

                     Nicholas Bratt               Marc Slendebroek
                     o Began investment career    o Began investment career
                       in 1974                      in 1990
                     o Joined the advisor in 1976 o Joined the advisor in
                     o Joined the fund team         1994
                       in 1999                    o Joined the fund team
                                                    in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                           50 | Kemper New Europe Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o The funds may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

                          51 | Other Policies And Risks

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The investment advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

                          51 | Other Policies And Risks

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP (except Kemper Global Discovery Fund, which has been audited by Pricewaterhouse-Coopers LLP), whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Asian Growth Fund

Class A
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.41     $6.65   $10.04     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.01)(b)     .11      .08        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.65     (1.27)   (3.47)       .54
------------------------------------------------------------------------------
  Total from investment operations        2.64     (1.16)   (3.39)       .54
------------------------------------------------------------------------------
Less distributions from net investment
income                                      --      (.08)      --         --
------------------------------------------------------------------------------
Net asset value, end of period           $8.05     $5.41    $6.65    $10.04
------------------------------------------------------------------------------
Total return (%) (d)                    48.80(c) (17.66)(c) (33.76)(c) 5.68**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                              12,685     4,047    3,549       827
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            3.35      2.65     2.62     1.46*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.76      1.80     1.60     1.46*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.17)      2.05      .97      .74*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------


(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.

*   Annualized

**  Not annualized


                            53 | Financial Highlights

Class B
------------------------------------------------------------------------------
Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------

Net asset value, beginning of period     $5.34    $6.58    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.02)(b)    .06       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.59   (1.28)    (3.45)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.57   (1.22)    (3.45)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --    (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.91    $5.34     $6.58    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    48.13(c) (18.65)(c)(34.40)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               8,674     3,035    2,545       941
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            4.25      4.29     3.51     2.34*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.91      2.78     2.57     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.32)      1.07       --    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.

*   Annualized

**  Not annualized



                            54 | Financial Highlights

Class C
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.35     $6.60    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.08)(b)     .05       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.56    (1.28)    (3.43)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.48    (1.23)    (3.43)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --     (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.83     $5.35     $6.60    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    46.36(c)  (18.72)(c)(34.20)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               1,182       334      304       180
------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                            5.17      4.56     3.55     2.34*
------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                            2.81      2.71     2.54     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     (1.22)      1.14      .03    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of sales charges.

*        Annualized

**       Not annualized

                            55 | Financial Highlights

Kemper Emerging Markets Growth Fund

Class A

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.80     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.02)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.71    (1.73)
------------------------------------------------------------------------------
  Total from investment operations                           1.69    (1.70)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.49     $7.80
------------------------------------------------------------------------------
Total return (not annualized) (%)                           21.67    (17.89)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.23     22.38
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.28
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.22)       .40
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.74     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                      (.09)(a)   (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.68    (1.75)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.76)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.33     $7.74
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.54    (18.53)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.25     24.06
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.18
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.93)     (.50)
------------------------------------------------------------------------------


(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.



                            56 | Financial Highlights

Class C

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.76     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.10)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.69    (1.71)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.74)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.35     $7.76
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.49    (18.32)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.55     24.03
------------------------------------------------------------------------------
Expenses, net (%)                                            3.03      3.15
------------------------------------------------------------------------------
Net investment income (loss) (%)                           (1.13)     (.47)
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,                                    1999(a)   1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $3,493,300   1,771,222
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      78        69
------------------------------------------------------------------------------


(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.

                            57 | Financial Highlights

Kemper Global Blue Chip Fund

Class A

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.21     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    .03(a)       .05
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.64       .66
------------------------------------------------------------------------------
  Total from investment operations                           1.67       .71
------------------------------------------------------------------------------
Net asset value, end of period                             $11.88    $10.21
------------------------------------------------------------------------------
Total return (not annualized) (%)                           16.26      7.47
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       3.35      6.06
------------------------------------------------------------------------------
Expenses, net (%)                                            1.80      1.80
------------------------------------------------------------------------------
Net investment income (loss) (%)                              .24       .92
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.13     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    (.07)(a)       --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.61       .63
------------------------------------------------------------------------------
  Total from investment operations                           1.54       .63
------------------------------------------------------------------------------
Net asset value, end of period                             $11.67    $10.13
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.10      6.63
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.54      7.69
------------------------------------------------------------------------------
Expenses, net (%)                                            2.68      2.68
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.64)       .04
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.

                            58 | Financial Highlights

Class C

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.14     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.07)         --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.62       .64
------------------------------------------------------------------------------
  Total from investment operations                           1.55       .64
------------------------------------------------------------------------------
Net asset value, end of period                             $11.69    $10.14
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.19      6.74
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.85      7.66
------------------------------------------------------------------------------
Expenses, net (%)                                            2.65      2.65
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.61)       .07
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                  1999(a)    1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $22,977,660 9,539,623
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                   68          84
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Ratios to Average Net Assets are computed without this expense waiver or absorption.

                            59 | Financial Highlights

Kemper Global Discovery Fund

Class A

------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.78    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.24)     (.09)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.51    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.27    (4.20)
------------------------------------------------------------------------------
Net asset value, end of period                             $28.05    $19.78
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     41.61    (17.51)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         55        11
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.01     1.95*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              2.26     2.20*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                              (.98)    (1.00)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

                            60 | Financial Highlights

Class B

------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.18)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.42    (4.10)
------------------------------------------------------------------------------
  Total from investment operations                           7.99    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.69    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.43    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         27         6
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.83     2.83*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.44     3.13*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.81)    (1.87)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

                            61 | Financial Highlights

Class C

------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.17)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.44    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.01    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.71    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.41    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          8         2
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.80     2.80*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.00     3.23*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.79)    (1.88)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


                            62 | Financial Highlights

Kemper Global Income Fund

Class A

------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.94     $8.58    $8.97     $9.05     $8.55
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .32(a)    .37(a)   .48(a)    .52(a)       .61
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .50    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.56)       .87      .15       .50      1.66
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.13)     (.40)    (.47)     (.58)    (1.16)
------------------------------------------------------------------------------
  Tax return of capital         (.27)     (.11)    (.07)        --        --
------------------------------------------------------------------------------
  Total distributions           (.40)     (.51)    (.54)     (.58)    (1.16)
------------------------------------------------------------------------------
Net asset value, end of period  $7.98     $8.94    $8.58     $8.97     $9.05
------------------------------------------------------------------------------
Total return (%) (b)           (6.38)     10.48     1.80      5.87     19.89
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)               49,407    69,913   72,145    86,240    102,988
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.68      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.67      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.80      4.31     5.56      5.77      6.43
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

                            63 | Financial Highlights

Class B

------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.96     $8.60    $9.00     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .26(a)    .31(a)   .41(a)    .46(a)       .56
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.62)       .80      .08       .44      1.61
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.42)     (.53)    (1.08)
------------------------------------------------------------------------------
  Tax return of capital         (.23)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.34)     (.44)    (.48)     (.53)    (1.08)
------------------------------------------------------------------------------
Net asset value, end of period  $8.00     $8.96    $8.60     $9.00     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (6.98)      9.56     1.03      5.11     19.21
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                6,955    12,536   25,735    44,678    49,692
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.37      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.36      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.11      3.57     4.70      5.11      5.79
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.


                            64 | Financial Highlights

Class C

------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                       $8.99     $8.62    $9.02     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .27(a)    .32(a)   .42(a)    .48(a)       .57
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.90)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.63)       .81      .09       .46      1.62
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.43)     (.53)    (1.09)
------------------------------------------------------------------------------
  Tax return of capital         (.24)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.35)     (.44)    (.49)     (.53)    (1.09)
------------------------------------------------------------------------------
Net asset value, end of period  $8.01     $8.99    $8.62     $9.02     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (7.06)      9.72     1.09      5.31     19.26
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                1,340     2,346    1,149       821       253
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.32      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.31      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.16      3.76     4.77      5.19      5.71
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

Notes:
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

                            65 | Financial Highlights

Kemper International Fund

Class A

-------------------------------------------------------------------------------
Years ended October 31,                1999     1998    1997    1996    1995
-------------------------------------------------------------------------------

Net asset value, beginning of year   $12.10    $12.68  $11.96  $10.59  $11.13
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.01)       .04      --     .04     .07
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.57       .01    1.52    1.50     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.56       .05    1.52    1.54     .12
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --     (.08)   (.12)   (.12)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)     (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)     (.63)   (.80)   (.17)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of year         $12.85    $12.10  $12.68  $11.96  $10.59
-------------------------------------------------------------------------------
Total return (%)                     23.47(a)     .45   13.49   14.70    1.69
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense reductions
(%)                                    1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Expenses, net (%)                      1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.12)       .36     .16     .34     .83
-------------------------------------------------------------------------------

                            66 | Financial Highlights

Class B

-------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
-------------------------------------------------------------------------------
Net asset value, beginning of year   $11.90   $12.50  $11.81  $10.46  $11.09
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.11)    (.08)   (.12)   (.06)   (.02)
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.52      .03    1.51    1.47     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.39    1.41     .03
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of period       $12.50   $11.90  $12.50  $11.81  $10.46
-------------------------------------------------------------------------------
Total return (%)                     22.50(a)  (.37)   12.32   13.59     .84
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.44     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Expenses, net (%)                      2.43     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.96)    (.62)   (.84)   (.55)   (.10)
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.

                            67 | Financial Highlights

Class C

------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of period $11.91   $12.51  $11.81  $10.46  $11.09
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)        (.10)    (.08)   (.09)   (.06)   (.02)
------------------------------------------------------------------------------
  Net realized and unrealized gain     2.51      .03    1.49    1.47     .05
------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.40    1.41     .03
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
------------------------------------------------------------------------------
Net asset value, end of period       $12.51   $11.91  $12.51  $11.81  $10.46
------------------------------------------------------------------------------
Total return (%)                     22.49(a)  (.37)   12.45   13.59     .84
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.33     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Expenses, net (%)                      2.32     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Net investment income (loss) (%)      (.85)    (.55)   (.76)   (.52)   (.10)
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                     $658,211  604,684 588,069 472,243  364,708
------------------------------------------------------------------------------
Portfolio turnover rate (%)           140       105      76     104      114
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.

Note: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.

                            68 | Financial Highlights

Kemper Latin America Fund

Class A

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.31     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .07       .06
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.25)
------------------------------------------------------------------------------
  Total from investment operations                            .87    (2.19)
------------------------------------------------------------------------------
Distribution from net investment income                     (.06)         --
------------------------------------------------------------------------------
Net asset value, end of period                              $8.12     $7.31
------------------------------------------------------------------------------
Total return (not annualized) (%)                           12.01    (23.05)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.16     12.75
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.21
------------------------------------------------------------------------------
Net investment income (%)                                     .87      1.38
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.01)       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .81    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.93     14.38
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.09
------------------------------------------------------------------------------
Net investment income (%)                                   (.13)       .50
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

                            69 | Financial Highlights

Class C

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                         --       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------

Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.73     14.34
------------------------------------------------------------------------------
Expenses, net (%)                                            3.04      3.06
------------------------------------------------------------------------------
Net investment income (%)                                   (.02)       .53
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                   1999(a)     1998(b)
------------------------------------------------------------------------------
Net assets at end of period                              $2,462,031  1,460,498
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  76         55
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.


                            70 | Financial Highlights

Kemper New Europe Fund

Class A
------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.27
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.03)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.87
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.20
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           1.63
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.21)
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.91
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.05)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .58
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.49
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.17
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.36
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.95)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

                            71 | Financial Highlights

Class C

------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.02
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.04)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .64
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.62
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.28
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.40
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.99)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

Note: Total return does not reflect the effect of any sales charges. Prior to September 3, 1999, the fund operated as a closed-end investment company. On September 3, 1999, the fund became an open-end investment company and offered three additional classes of shares.

                            72 | Financial Highlights

Class M

------------------------------------------------------------------------------
Years ended October 31,              1999     1998     1997    1996    1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                          $22.23    $19.96  $16.60   $13.24  $11.61
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a) (.00)(c)   (.00)   (.01)      .05     .05
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       4.62      4.47    3.43     3.36    1.58
------------------------------------------------------------------------------
  Total from investment operations   4.62      4.47    3.42     3.41    1.63
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income             (.03)     (.09)   (.06)    (.05)      --
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (6.36)    (2.11)      --       --      --
------------------------------------------------------------------------------
  Total distributions              (6.39)    (2.20)   (.06)    (.05)      --
------------------------------------------------------------------------------
Redemption fees                       .13        --      --       --      --
------------------------------------------------------------------------------
Net asset value, end of period     $20.59    $22.23  $19.96   $16.60  $13.24
------------------------------------------------------------------------------
Total return (%)
------------------------------------------------------------------------------
  Per share net asset value (%)
  (b)(d)                            27.95     27.70   20.66    25.92   14.04
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                       1.68(e)     1.41    1.49     1.51    1.62
------------------------------------------------------------------------------
Net investment income (loss) (%)    (.00)     (.01)   (.03)      .31     .39
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of period ($
millions)                            $295       359     320     266      213
------------------------------------------------------------------------------
Portfolio turnover rate (%)          57.8      41.4    44.7    35.3     32.4
------------------------------------------------------------------------------


(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) The performance of Class M shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

(e) Includes reorganization expense ratio of .20%.

Note: Total return does not reflect the effect of any sales charges.


                            73 | Financial Highlights

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

For Kemper New Europe Fund, Class M shares represent the initial shares of the fund and are no longer offered. Class M shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class M shares are subject to a 2% fee on all redemptions (including redemptions in kind) and exchanges. Class M shares will automatically convert to Class A shares on September 3, 2000.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


------------------------------------------------------------------------------
Classes and features                    Points to help you compare
------------------------------------------------------------------------------

Class A

o  Sales charges of up to 5.75%,        o  Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see page 84
o  In most cases, no charges when you
   sell shares                          o  Total annual expenses are lower
                                           than those for Class B or Class C
o  No distribution fee
------------------------------------------------------------------------------

Class B

o  No charges when you buy shares       o  The deferred sales charge rate
                                           falls to zero after six years
o  Deferred sales charge of up to
   4.00%, charged when you sell shares  o  Shares automatically convert to
   you bought within the last six years    Class A six years after purchase,
                                           which means lower annual expenses
o  0.75% distribution fee                  going forward
------------------------------------------------------------------------------

Class C

o  No charges when you buy shares       o  The deferred sales charge rate is
                                           lower, but your shares never convert
o  Deferred sales charge of 1.00%,         to Class A, so annual expenses
   charged when you sell shares you        remain higher
   bought within the last year

o  0.75% distribution fee
------------------------------------------------------------------------------



                           75 | Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

All funds except Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------

Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $100,000        4.50%            4.71%
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------


The offering price includes the sales charge.

                           76 | Choosing A Share Class

You may be able to lower your Class A sales charges if:

o        you plan to invest at least $50,000 ($100,000 for Kemper Global Income
         Fund) over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ($100,000 for Kemper Global Income Fund) ("cumulative discount")

o        you are investing a total of $50,000 ($100,000 for Kemper Global Income
         Fund) or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

                           77 | Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.




                             78 | Choosing A Share Class

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None
                               (automatic conversion to
                               Class A)
-----------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares are designed for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

                           79 | Choosing A Share Class

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.


                           80 | Choosing A Share Class

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
First investment                        Additional investments
------------------------------------------------------------------------------

$1,000 or more for regular accounts     $100 or more for regular accounts

$250 or more for IRAs                   $50 or more for IRAs

                                        $50 or more with an Automatic
                                        Investment Plan
------------------------------------------------------------------------------

Through a financial representative

o  Contact your representative using    o  Contact your representative using
   the method that's most convenient for   the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

By mail or express mail (see below)

o  Fill out and sign an application     o  Send a check and a Kemper
                                           investment slip to us at the
o  Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                o  If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
------------------------------------------------------------------------------

By wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By phone

--                                      o  Call (800) 621-1048 for
                                           instructions
------------------------------------------------------------------------------

With an automatic investment plan

--                                      o  To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)


                             81 | How to Buy Shares

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.



------------------------------------------------------------------------------
Exchanging into another fund            Selling shares
------------------------------------------------------------------------------

$1,000 or more to open a new account    Some transactions, including most
                                        for over $50,000, can only be
$100 or more for exchanges between      ordered in writing with a signature
existing accounts                       guarantee; if you're in doubt, see
                                        page 92
------------------------------------------------------------------------------

Through a financial representative

o  Contact your representative by the   o  Contact your representative by
   method that's most convenient           the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

By phone or wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)
                                        Write a letter that includes:
Write a letter that includes:
                                        o  the fund, class and account
o  the fund, class and account number   number from which you want to sell
you're exchanging out of                shares

o  the dollar amount or number of       o  the dollar amount or number of
shares you want to exchange             shares you want to sell

o  the name and class of the fund you   o  your name(s), signature(s) and
want to exchange into                   address, as they appear on your
                                        account
o  your name(s), signature(s) and
   address, as they appear on your account o  a daytime telephone number

o  a daytime telephone number
------------------------------------------------------------------------------

With a systematic exchange plan         With a systematic withdrawal plan

o  To set up regular exchanges from a   o  To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

                       82 | How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.



                       83 | Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.


                       84 | Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

                       85 | Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


                       86 | Policies You Should Know About

Redemption Fee (Class M shares)

Upon the redemption or exchange of Class M shares of the fund (including redemptions in kind) until September 3, 2000, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the investment manager or its subsidiaries. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to all redemptions from the fund and exchanges to other Kemper Funds by Class M shareholders. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.

                       87 | Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B, Class C and Class M shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
  --------------------------------------  =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING



For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.


                       88 | Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; with respect to Kemper Asian Growth Fund, Global Discovery Fund, Kemper Global Income Fund and Kemper New Europe Fund, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1%, whichever is less, of a portfolio's net assets; the other funds may make similar arrangements


                       89 | Policies You Should Know About

o prior to September 3, 2000, all redemptions of Kemper New Europe Fund Class M shares that total more than $500,000 over a 90-day period will be paid in kind; in addition to paying the usual 2% redemption fee, shareholders that are subject to redemption in kind may bear additional expenses greater than 1% of the value of the shares redeemed, and must submit their redemption request in writing using a form available from Kemper Service Company

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

                       90 | Policies You Should Know About

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                   91 | Understanding Distributions And Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:



Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o  income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a
  fund
-------------------------------------------------------

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o long-term capital gains distributions received from a
  fund
-------------------------------------------------------


You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

                   92 | Understanding Distributions And Taxes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 621-1048.

Statements of Additional Information (SAIs) -- These tell you more about each fund's features and policies, including additional risk information. The SAIs are incorporated by reference into this document (meaning that they are legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers

Kemper Asian Growth Fund               811-7731
Kemper Emerging Markets Growth Fund    811-08395
Kemper Global Blue Chip Fund           811-08395
Global Discovery Fund                  811-4670
Kemper Global Income Fund              811-5829
Kemper International Fund              811-3136
Kemper Latin America Fund              811-08395
Kemper New Europe Fund                 811-5969

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com E-mail
info@kemper.com Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in short-term world(SM)

                    KEMPER GLOBAL/ INTERNATIONAL SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2000

             Kemper Global Blue Chip Fund ("Global Blue Chip Fund")
      Kemper Emerging Markets Growth Fund ("Emerging Markets Growth Fund")
                Kemper Latin America Fund ("Latin America Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This combined Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the Funds listed above (the
"Funds"), each a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Funds dated March 1, 2000. A prospectus may be obtained without charge from the Funds, and is also available, along with other related materials, on the Securities and Exchange Commission's 's Internet Web site (http://www.sec.gov).



                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS........................................................2
INVESTMENT POLICIES AND TECHNIQUES
PORTFOLIO TRANSACTIONS........................................................29
INVESTMENT MANAGER AND UNDERWRITER............................................30
PURCHASE, REDEMPTION AND REPURCHASEOF SHARES..................................38
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................52
RETIREMENT PLANS..............................................................57
PERFORMANCE...................................................................58
OFFICERS AND DIRECTORS........................................................60
SHAREHOLDER RIGHTS............................................................65
APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS...............................67

    The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report dated October 31, 1999, which either accompanies this Statement of Additional Information or has been previously provided to the investor to whom this Statement of Additional Information is being sent, may be obtained without charge upon request by calling 1-800-621-1048.



Scudder  Kemper  Investments,   Inc.  (the  "Adviser")  serves  as  each  Fund's
investment manager.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the outstanding shares of the Fund.

Global Blue Chip Fund has elected to be classified as a diversified series of an open-end management, investment company. Emerging Markets Growth Fund and Latin America Fund are non-diversified series of an open-end management, investment company.

As a matter of fundamental policy, each Fund will not:

     a)   borrow  money,   except  as  permitted  under  the  1940  Act  and  as
          interpreted or modified by regulatory authority having jurisdiction from time to time;

     b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     c) purchase physical commodities or contracts relating to physical commodities;

     d) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     f) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

     g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of nonfundamental policy, each Fund will not:

1. borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

7. lend portfolio securities in an amount greater than 5% of its total assets.


INVESTMENT POLICIES AND TECHNIQUES



GENERAL. Global Blue Chip Fundseeks long-term capital growth through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. Emerging Markets Growth Fundseeks long-term capital growth primarily through equity investment in emerging markets around the globe. Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

Each Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective(s), to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not for leveraging purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques to create leveraged exposure in the Fund.


Global Blue Chip Fund. Global Blue Chip Fund seeks long-term capital growth through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests in equity securities of companies which are incorporated in the U.S. and in foreign countries. The Fund will invest primarily in developed markets, with a maximum of 15% of the Fund's total assets invested in emerging markets. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.


In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "Blue Chip" companies. While specific investment and financial criteria may vary from market to market, Blue Chip companies around the world are generally identified by the Adviser as having substantial capitalization, established financial history, ready access to credit, good industry position and superior management structure. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization. Global Blue Chip companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less-seasoned companies. In addition, the large market of publicly held shares for such companies and the generally higher trading volume in those shares generally result in a relatively high degree of liquidity for such investments.

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Fund's global framework allows it to take advantage of investment opportunities created by the growing integration of economies around the world. The Fund offers investors access to opportunities wherever they arise, without being constrained by location of a company's headquarters or the trading market for its shares.

It is expected that investments will be spread broadly around the world with an emphasis on developed economies and capital markets. The Fund will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issuers, and for temporary defensive purposes may be invested 100% in U.S. issuers, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include securities of companies of varying sizes, as measured by assets, sales, income or market capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).


The Fund may invest in zero coupon securities. In addition, fixed-income securities may be held without limit for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. It is impossible to accurately predict how long such alternative strategies may be utilized. Similarly, the Fund may invest in cash equivalents (including domestic and foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities, as well as shares of closed-end investment companies that invest primarily in emerging market debt securities. In addition, the Fund may engage in strategic transactions, which may include derivatives.

The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject toheavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The value invested in REITs will not exceed 5% of the value of the Fund's total assets.

Emerging Markets Growth Fund. Emerging Markets Growth Fund seeks long-term capital growth primarily through equity investment in emerging markets around the globe.


The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

The Fund's net asset value can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors.

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among issuers located in at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

     o    the issuer is organized under the laws of an emerging market country;

     o the issuer's principal securities trading market is in an emerging market; or

     o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.


The Fund's equity investments include common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid securities.


The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, and may engage in various strategic transactions, including derivatives. In addition, to maintain liquidity, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict for how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end investment company investments will generally only be made when market access or liquidity considerations restrict direct investment in the market.

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Latin America Fund. Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will help support attractive investment returns over time.


In seeking its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in Latin American equity securities. For purposes of this restriction, Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:


     o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

     o    Securities  issued or  guaranteed  by the  government  of a country in
          Latin   America,   its   agencies  or   instrumentalities,   political
          subdivisions or the central bank of such country;

     o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

     o Securities of Latin American issuers, as defined above, in the form of depositary shares.


Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. In the opinion of the Adviser, these six countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times.


The Fund's equity investments include common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P, or deemed by the Adviser to be of comparable quality (commonly referred to as "junk" bonds).

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In this regard, the Fund will focus on larger, multinational corporations, which generally will comprise as much as 15% of the Fund's total assets. In evaluating non-Latin American investments, the Adviser generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, level of sales or the dividend history of companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. In addition, to provide for redemptions or distributions, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately for how long such alternative strategies may be utilized. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities and repurchase agreements and may engage in strategic transactions.


MASTER/FEEDER FUND STRUCTURE. The Board of Directors may determine, without further shareholder approval, in the future that the objectives of each Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and possibly avoiding transaction costs and, in certain circumstances, the realization of taxable gain or loss.

INTERFUND BORROWING AND LENDING PROGRAM. Each Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.


It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

For Global Blue Chip Fund, repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Common Stocks. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Debt Securities. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Securities rated below Baa by Moody's or below BBB by S&P usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal or interest. Such securities carry a high degree of risk and are considered speculative. (See "Appendix").

Global Blue Chip Fund may not invest more than 5% of its total assets in securities rated Baa/BBB or below or in unrated securities of equivalent quality in the Adviser's judgment The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P.


Latin America Fund (subject to a limit of no more than 10% of its total assets invested in bonds rated B or lower) and Emerging Markets Growth Fund may each also purchase debt securities which are rated below investment-grade and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment.

Emerging Markets Growth Fund will not purchase the securities of any issuer if, as a result, more than 35% of the Fund's total assets would be invested in below investment-grade securities or unrated securities of equivalent quality.


The Adviser expects that a significant portion of the Emerging Markets Growth Fund's bond investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency-denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by Latin American governments or their agencies or instrumentalities involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


High Yield, High Risk Securities. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").


Global Blue Chip Fund will invest no more than 5% of its total assets in debt securities rated BBB or Baa or below or in unrated securities. Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. The Fund may invest in securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. Latin America Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P.


Illiquid SECURITIES. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Each Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of more liquid securities.


Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

INVESTMENT COMPANY SECURITIES. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. Each Fund understands that the staff of the Division of Investment

Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN CURRENCIES. Each Fund has foreign currency exposure. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Many Latin American and Asian currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Because a Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.


DEPOSITARY RECEIPTS. Each Fund may invest directly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. A Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

BRADY BONDS. Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, and Uruguay.


Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Markets Growth Fund and Latin America Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). Each Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a Fund's having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Each Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, each Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FOREIGN SECURITIES. Each Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by a Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. A Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, none of the Funds will invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.


INVESTING IN EMERGING MARKETS. Each Fund may invest in securities of issuers in emerging markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.


Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in securities of issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affect its ability to honor its obligations. While each Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.


      Sovereign Risk Ratings for Selected Emerging Market Countries as of
                                February 25,2000


           Country                   Moody's*                Standard & Poor's**
           -------                   --------                -------------------

           Chile                     Baa1                    A-
           Turkey                    B1                      B
           Mexico                    Ba1***                  BB
           Czech Republic            Baa1                    A-
           Hungary                   Baa1                    BBB+
           Colombia                  Ba2                     BB+
           Venezuela                 B2                      B
           Morocco                   Ba1                     BB
           Argentina                 B1                      BB
           Brazil                    B2                      B+
           Poland                    Baa1                    BBB
           Ivory Coast               NR                      NR



A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is, therefore, somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, governmental actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Changes in the value of Latin American currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect or, in some cases, cause the entire loss of, a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left the home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.


INVESTING IN THE PACIFIC BASIN. Investing in securities of companies located in the Pacific Basin generally entails additional risk. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.


With respect to the Peoples Republic of China and other markets in which a Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or a Fund's investment in the debt of that country.

Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which a Fund may invest on other stock exchanges where commissions are negotiable.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Recent conditions in the Pacific Basin region include political uncertainty, economic overheating, erratic trade policies and extreme currency fluctuations that have resulted in equity market decline. The conditions that have given rise to these developments, however, are changeable, and there is no way to predict if they will continue or the speed at which the economies of that region will recover.


INVESTING IN EUROPE. Investing in securities of companies located in Europe may entail additional risk then investing in securities of U.S. companies. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.


Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.


Economic reforms launched in the 1980s continue to benefit Turkey . Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.


Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of

Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.


INVESTING IN AFRICA. Investing in securities of companies located in Africa may entail additional risk than an investment composed primarily of securities of U.S. companies. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.


Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

ECONOMIC GROWTH. Emerging markets are an increasingly important part of the world's investment activity. In 1985, emerging markets accounted for only 2.7% of the world's stock market trading value, compared to 17% in 1994.^1 The chief rationale for investing in emerging markets is the dramatic growth rates that these economies continue to enjoy. Over the past decade, the annual percentage change in the economic growth rates of emerging market countries has been climbing above that of the mature markets.

This growth  translates into an average annual percentage change (as measured by
GDP) of 2.53% for mature economies, compared to 3.89% for developing countries.^2 Emerging market economies are projected to grow at a 6.3% annual rate -- more than double the expected growth of established countries in Europe, Asia and North America (2.4%).^2

--------
^1 International Finance Corporation, 1995.
^2  IMF World Economic Outlook, 1995.
^3  International Finance Corporation, 1995.

Increased integration and faster growth in China, India, Indonesia, Brazil, and Russia -- five countries that today account for half the world's labor force but only 8-9 percent of its GDP or international trade -- will likely redraw the economic map of the world over the next quarter century.


STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic

Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S.

government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Non-Diversified Investment Company. Emerging Markets Growth Fund and Latin America Fund is each classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, a Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.



Borrowing. Each Fund is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by each Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.




Investing in Small Companies. Investment in securities of small companies may involve greater risk than investments in large companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.


PORTFOLIO TRANSACTIONS

Brokerage

         Allocation of brokerage is supervised by the Adviser.


         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


         The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or a Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through SIS which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; SIS will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research services from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Trustees review, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Fund for the most recent fiscal period and the percentage thereof that was allocated to firms based upon research information provided.

                                                                            Total
                                                                          Brokerage
                                                  Total Brokerage        Commissions       Total Amount of        Percentage
                                                   Commissions          Paid to Firms        Commissions         Allocated to
                                                     Paid in              Based on            Paid to           Firms Based on
                     Fund                           Fiscal 1998*           Research          Affiliates           Research
----------------------------------------------- -------------------- -------------------- ------------------- --------------------
Global Blue Chip Fund                                $23,222               $20,993                 $0                  90%
Emerging Markets Growth Fund                         $14,700               $14,077                 $0                  96%
Latin America Fund                                   $ 5,941                $5,881                 $0                  99%


* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1998.


         For Global Blue Chip Fund, for the fiscal year ended October 31, 1999, $454,169 (89.11% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $465,504,428 of which $390,035,622 (83.79% of all brokerage transactions) were transactions which included research commissions.

         For Emerging Markets Growth Fund, for the fiscal year ended October 31, 1999, $24,360 (89.42% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $5,627,307 of which $4,819,817 (85.65% of all brokerage transactions) were transactions which included research commissions.

         For Latin America Fund, for the fiscal year ended October 31, 1999, $7,658 (87.65% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $3,792,518 of which $3,152,345 (83.12% of all brokerage transactions) were transactions which included research commissions.


Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of greater net short-term or long-term capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rate for the fiscal year ended October 31, 1999 for Global Blue Chip Fund, Emerging Markets Growth Fund and Latin America Fund was 68%, 78% and 76%, respectively. The portfolio turnover rate for the period December 31, 1997 (commencement of operations) to October 31, 1998 for Global Blue Chip Fund and Latin America Fund was 68% and 55%, respectively. The portfolio turnover rate for the period January 9, 1998 (commencement of operations) to October 31, 1998 for Emerging Markets Growth Fund was 68%.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), Two International Place, Boston, Massachusetts, is each Fund's investment manager.

This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to investment management agreements, the Adviser acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent, and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, and, effective January 1, 2000, the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states ("Blue Sky Expense"). Prior to January 1, 2000, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, as principal underwriter, paid the Blue Sky Expense.




At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with Scudder Kemper, which are substantially identical to the then current investment management agreements, except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at special meetings held in December 1998.


Each investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.


The Investment Management Agreements (the "Agreements") between the Corporation, on behalf of each Fund, and the Adviser were approved by the Directors of the Corporation on September 22, 1998. Each Agreement is dated September 7, 1998 and will continue in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


Under each Agreement, the Adviser provides the particular Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of a Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

The Funds each pay the Adviser an investment management fee, payable monthly, at the annual rates shown below.

Global Blue Chip Fund........................  1.00% for the first $250 million
                                               0.95% for the next $750 million
                                               0.90% over $1 billion
Emerging Markets Growth Fund.................  1.25%
Latin America Fund...........................  1.25% for the first $250 million
                                               1.20% for the next $750 million
                                               1.15% over $1 billion

For Global Blue Chip Fund, by contract, total operating expenses are capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through 2/28/2001. For the fiscal period ended October, 31, 1998 and for the fiscal year ended October 31, 1999, the Fund incurred no management fees after an expense reduction by Scudder Kemper.

For Emerging Markets Growth Fund, by contract, total operating expenses are capped at 2.28%, 3.18% and 3.15% for Class A, Class B and Class C shares, respectively, through 2/28/2001. For the fiscal period ended October, 31, 1998 and for the fiscal year ended October 31, 1999, the Fund incurred no management fees after an expense reduction by Scudder Kemper.

For Latin America Fund, by contract, total operating expenses are capped at 2.19%, 3.07% and 3.04% for Class A, Class B and Class C shares, respectively, through 2/28/2001. For the fiscal period ended October, 31, 1998 and for the fiscal year ended October 31, 1999, the Fund incurred no management fees after an expense reduction by Scudder Kemper.



The expenses of each Fund, and of other investment companies investing in foreign securities can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

Under the Agreement each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of each Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; the fees and expenses of the Transfer Agent; and any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholder meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.



In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by KDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the distribution agreement, or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. The distribution agreement may be amended for a class by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of each Fund's Class A shares.

The  following  information  concerns  the  underwriting   commissions  paid  in
connection with each Fund's Class A shares for the fiscal period ended October 31, 1998 and 1999:


                                                                                    Commissions             Commissions
                                                            Commissions            Allowed by KDI            Paid to KDI
                Fund                    Fiscal Year       Retained by KDI             to Firms            Affiliated Firms
-------------------------------------- --------------- ----------------------- ----------------------- -----------------------

Global Blue Chip Fund                      1998*               $3,024                 $136,361                       0
                                           1999                $6,328                  $38,617
                                                                                                                     0
Emerging Markets Growth Fund               1998*               $1,066                  $13,730                       0
                                           1999                  $843                   $3,000                       0

Latin America Fund                         1998*                 $129                   $3,103                       0
                                           1999                  $283                   $2,094
                                                                                                                     0



* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1998.


Rule 12b-1 Plans. The Fund has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class B and Class C shares. Since each Fund's 12b-1 Plan (the "Plan") provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with

Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of the investment and may cost more than other types of sales charges. As of December 31, 1999, each Fund's Plan has been separated from its distribution agreement.


Class B Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of each Fund's average daily net assets attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase and Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares Contingent Deferred Sales Charges - Class C Shares."

If the Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)


Expenses of each Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended October 31, 1999 and 1998 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.


                                Distribution          Contingent        Commissions     Distribution
                                Fees Paid by        Deferred Sales        Paid by       Fees Paid by
                      Fiscal       Fund to          Charges Paid to   Underwriter to   Underwriter to
       Fund            Year*     Underwriter**        Underwriter          Firms      Affiliated Firms
------------------- ----------- ------------------ ------------------ ---------------- ----------------

-------------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------------

Global Blue Chip        1999    $39,778            $10,159            $121,886               $0
Fund                    1998*   $0**               $426               $93,220                $0

Emerging Markets        1999    $7,238             $2,287             $24,722                $0
Growth Fund             1998*   $O**               $0                 $16,199                $0

Latin America           1999    $3,404             $1,939             $7,458                 $0
Fund                    1998*   $0**               $17                $9,521                 $0

-------------------------------------------------------------------------------------------------------


                                            Other Distribution Expenses Paid by Underwriter

                                   Advertising                                    Misc.
                      Fiscal          and        Prospectus   Marketing and     Operating     Interest
       Fund            Year        Literature     Printing    Sales Expenses     Expenses      Expense
------------------- -----------   ------------- ------------- --------------- ------------ ------------

-------------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------------


Global Blue Chip        1999    $ $9,074        $682          $24,791         $8,865       $18,243
Fund                    1998*   $ $4,946        $777          $13,165         $13,180      $4,165

Emerging Markets        1999    $ $1,274        $80           $3,395          $6,171       $6,622
Growth Fund             1998*   $ $8009         $140          2,213           $12,876      $875

Latin America           1999    $ $655          $40           $1,724          $5,899       $5,410
Fund                    1998*   $ $460          $68           $1,174          $25,732      801

-------------------------------------------------------------------------------------------------------






                                Distribution          Contingent        Commissions     Distribution
                                Fees Paid by        Deferred Sales        Paid by       Fees Paid by
                      Fiscal       Fund to          Charges Paid to   Underwriter to   Underwriter to
       Fund            Year*     Underwriter          Underwriter          Firms      Affiliated Firms
------------------- ----------- ------------------ ------------------ ---------------- ---------------

-------------------------------------------------------------------------------------------------------
Class C Shares
-------------------------------------------------------------------------------------------------------

Global Blue Chip        1999    $10,387            $777               $11,880                $0
Fund                    1998*   $0**               $92                $5,568                 $0

Emerging Markets        1999    $2,750             $135               $2,683                 $0
Growth Fund             1998*   $0**               $5                 $987                   $0

Latin America           1999    $523               $64                $672                   $0
Fund                    1998*   $0**               $72                $418                   $0

-------------------------------------------------------------------------------------------------------


                                            Other Distribution Expenses Paid by Underwriter

                                   Advertising                                    Misc.
                      Fiscal          and        Prospectus   Marketing and     Operating     Interest
       Fund            Year        Literature     Printing    Sales Expenses     Expenses      Expense
------------------- -----------  ------------- ------------- --------------- ------------ ------------

-------------------------------------------------------------------------------------------------------
Class C Shares
-------------------------------------------------------------------------------------------------------


Global Blue Chip        1999    $   $3,337        $256          $9,161          $4,366       $1,980
Fund                    1998*   $   $1,757        $257          $4,385          $9,322       $287

Emerging Markets        1999    $   $425          $19           $1,059          $4,253       $1061,491
Growth Fund             1998*   $   $298          $69           $925            $13,102

Latin America           1999    $   $511          $9            $420            $2,745       $2,116
Fund                    1998*   $   $126          $21           $309            $23,297      $32

-------------------------------------------------------------------------------------------------------


* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1998.


** Amounts shown reflect fee waiver in effect.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. For the services under the administrative agreement, each Fund's pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Fund.


         KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays these firms based on assets of Fund accounts the firms service. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or each Fund. Firms to which service fees may be paid may include affiliates of KDI. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

         KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services andat an annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of each Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future.


Certain directors or officers of the Corporation are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."


The funds incurred no administrative services fees for the period ended October 31, 1998, after fee waivers by the Adviser. During the period ended October 31, 1998, KDI paid fees to various firms in the following amounts: $9,416, $1,557 and $1228 for Global Blue Chip Fund, Emerging Markets Growth Fund and Latin America Fund, respectively. For Global Blue Chip Fund, the Fund incurred no administrative services fees for the period ended October 31, 1999, after an expense reduction by Scudder Kemper. For Emerging Markets Growth Fund, the Fund incurred no administrative services fees for the fiscal year ended October 31, 1999, after an expense reduction by Scudder Kemper of $7,156. For Latin America Fund, the Fund incurred administrative services fees of $429, after an expense reduction of $4,309, all of which was unpaid at October 31, 1999. For Global Blue Chip Fund, during the fiscal year ended October 31, 1999, KDI paid fees to various firms in the amount of $40,814.


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto

Each Fund pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion. The minimum on all funds is $50,000. There is a 1.66% multi-class premium imposed on asset fees for these funds.

The funds incurred no accounting fees for the period ended October 31, 1998, after fee waivers by the Adviser in the following amounts: $41,667 for Global Blue Chip Fund, $41,667 for Latin America Fund, and $48,584 for Emerging Markets Growth Fund, respectively. For Global Blue Chip Fund, the fund incurred $3,923 of accounting fees for the period ended October 31, 1999, after a fee reduction of $46,690 by Scudder Kemper. For Latin American Fund, the fund incurred no accounting fees for the fiscal year ended October 31, 1999, after a fee reduction of $50,006. For Emerging Markets Growth Fund, the fund incurred no accounting fees for the fiscal year ended October 31, 1999, after a fee reduction of $50,001 by Scudder Kemper.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Pursuant to a services agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, a subsidiary of the Adviser, KSvC serves as "Shareholder Service Agent" of the Funds and, as such, performs all of the duties as transfer agent and dividend-paying agent for each Fund's Class A, B and C shares. KSvC receives as transfer agent the following: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account, plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of- pocket expense reimbursement; and, effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts), plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement; For a description of transfer agent and shareholder service agent fees payable to KSvC and the Shareholder Service Agent, see "Investment Manager and Underwriter".

For Emerging Markets Growth Fund, for the fiscal period ended October 31, 1998, the Fund incurred shareholder services fees of $6,596. For the fiscal year ended October 31, 1999, the Fund incurred shareholder services fees of $19,258, of which $4,493 was unpaid at October 31, 1999.

For Global Blue Chip Fund, for the fiscal period ended October 31, 1998, the Fund incurred shareholder services fees of $30, 174. For the fiscal year ended October 31, 1999, the Fund incurred shareholder services fees of $117,003, of which $31,778 was unpaid at October 31, 1999.

 Latin America Fund, for the fiscal period ended October 31, 1998, the Fund incurred shareholder services fees of $4,342. For the fiscal year ended October 31, 1999, the Fund incurred shareholder services fees of $4,309, all of which was unpaid at October 31, 1999.



INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. Each Fund's independent auditors, Ernst & Young, LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                  Annual 12b-1 Fees
                                                             (as a % of average daily
                                Sales Charge                         net assets)                    Other Information
                 ---------------------------------------------------------------------------------------------------------------
Class A          Maximum initial sales charge of 5.75% of                None              Initial sales charge waived or
                 the public offering price                                                 reduced for certain purchases^(1)

Class B          Maximum contingent deferred sales charge               0.75%              Shares convert to Class A shares
                 of 4% of redemption proceeds; declines to                                 six years after issuance
                 zero after six years

Class C          Contingent deferred sales charge of 1% of              0.75%              No conversion feature
                 redemption proceeds for redemptions made
                 during first year after purchase

-------------------

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.

The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares --The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                                Sales Charge         Portion Allowed by
                                                             As a                   As a            KDI to Dealers as a
                                                        Percentage of           Percentage of          Percentage of
               Amount of Purchase                       Offering Price        Net Asset Value*         Offering Price
--------------------------------------------------------------------------------------------------------------------------

Less than $50,000...................................           5.75%                    6.10%                   5.20%
$50,000 but less than $100,000......................           4.50                     4.71                    4.00
$100,000 but less than $250,000.....................           3.50                     3.63                    3.00
$250,000 but less than $500,000.....................           2.60                     2.67                    2.25

                                       39

$500,000 but less than $1 million...................           2.00                     2.04                    1.75
$1 million and over.................................           0.00**                   0.00**                  ***


     *    Rounded to the nearest one-hundredth percent.

     ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

     ***  Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege"). including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares_Contingent Deferred Sales Charge_Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including Class R shares of certain Scudder Funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

Class A shares of a Fund or any other Kemper Fund listed under "Special Features
- Class A Shares - Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of
(1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative - Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.


KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.


Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than required for a Fund. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing. including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.


Each Fund reserves the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors (the "Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES


Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. A Fund may waive the minimum for purchases by directors, , officers or employees of a Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund. Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange, Inc. (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund' investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B shares of a Fund to Class A shares of a Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to a Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Shareholders can request the following telephone privileges: EXPRESS-Transfer transactions (see "Special Features"), expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders , provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.


Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. No Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                          Contingent Deferred
Year of Redemption After Purchase                            Sales Charge
--------------------------------------------------------------------------------
First..................................................           4%
Second.................................................           3%
Third..................................................           3%
Fourth.................................................           2%
Fifth..................................................           2%
Sixth..................................................           1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features
- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.




Contingent Deferred Sales Charge - Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (f) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March, 1999 will be eligible for the second year's charge if redeemed on or after March 1, 2000. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares -
Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Funds. A shareholder of a Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares - Initial Sales Charge Alternative - Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Funds listed under "Special Features - Class A Shares Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features - Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES


Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper

Income And Capital Preservation Fund, Kemper Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Target 2010 Fund, Kemper Retirement Fund -- Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares - Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features- Class A Shares - Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money

Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax- Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, each fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the Adviser's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and, therefore, may be subject to the 15-Day Hold Policy.


For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

     o    Traditional,   Roth  and  Education  Individual   Retirement  Accounts
          ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

     o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

     o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The National Association of Securities Dealers Automated Quotation , ("Nasdaq") System, is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

Each of Emerging Markets Growth Fund, Global Blue Chip Fund and Latin America Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Funds are distributed at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of each Fund's fiscal year on October 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

 Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive dividends from income and short-term capital gain in cash and net capital gain dividends in shares of the same class at net asset value; or

         (2) To receive income and capital gain dividends in cash.


         Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special

Features -Class A Shares - Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gains in excess of net long-term capital losses).


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains , will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.


Dividends from domestic corporations may comprise some part of the gross income of Global Blue Chip Fund, Emerging Markets Growth Fund and Latin America Fund. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Each Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income) Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on a Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for a Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. A Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, Section 1259 of the Codemay require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, under Section 1233(h) of the Code,if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund level. In addition, if a Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.


Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a shareholder or a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of a Fund or any other Kemper Mutual Fund (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption. If redeemed shares were held less than 91 days, then the lesser of
(a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares. Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

RETIREMENT PLANS

Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may make a contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan , the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA, also.

With a Roth  IRA,  an  individual  may make  only  nondeductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000,or, if married filing jointly, the couple's adjusted gross income is less than $150,000. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons, and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. No distributions are required to be taken prior to the death of the original account holder. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRAs) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the record keeping and testing requirements applicable to qualified plans.

Qualified Retirement Plans. Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirement plan are encouraged to seek competent professional advice before adopting one of these plans.

403(b) Plan Accounts. Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

General Information. Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

 A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Adviser has agreed to a reduction of its management fee for each Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of a Fund.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares of a Fund for periods over six years will reflect conversion of such shares to Class A of that Fund shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

          Where:

                     P        =     a hypothetical initial investment of $1,000
                     n        =     Number of years
                     ERV      =     Ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                             Average Annual Total Return for Periods Ended October 31,

                     Fund                  Class A Shares            Class B Shares             Class C Shares
Global Blue Chip Fund

One Year                                        9.60%                      12.10%                     15.19%

Life of the Fund*                               9.32%                      10.32%                     11.92%

Emerging Markets Growth Fund

One Year                                       14.61%                      17.54%                     20.49%

Life of the Fund*                              -3.28%                      -2.65%                     -0.88%

Latin America Fund

One Year                                        8.02%                      11.02%                      5.51%

Life of the Fund*                             -10.72%                     -10.08%                     -8.57%


* Since the Funds' commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund).

Note: If the Adviser had not maintained expenses, the total returns would have been lower.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for a Fund's "Financial Highlights" table in each Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of a Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for a Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission.


A Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a - b)/cd + 1)^6 - 1]

        Where:

                A        =          Dividends  and  interest  earned  during the
                                    period,  including  amortization  of  market
                                    premium or accretion of market discount
                B        =          Expenses  accrued  for  the  period  (net of
                                    reimbursements)
                C        =          the   average   daily   number   of   shares
                                    outstanding  during  the  period  that  were
                                    entitled to receive dividends
                D        =          the maximum  offering price per share on the
                                    last day of the period

Each Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of a Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of a Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of a Fund will fluctuate.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Adviser:

MARK  S.  CASADY  (9/21/60)*   President,   Two  International   Place,  Boston,
Massachusetts, Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

JAMES E. AKINS (10/15/26) Director (15), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

JAMES R. EDGAR (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (2/13/25) Director (15), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp; formerly, attorney.

FREDERICK T. KELSEY (4/25/27) Director (15), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds, formerly, Trustee of the Pilot Funds.

THOMAS W. LITTAUER (4/26/55)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


FRED B. RENWICK (2/1/30) Director (15), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.


KATHRYN L. QUIRK (12/3/52)*, Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser

JOHN G. WEITHERS (8/8/33) Director (15), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.

PHILIP J. COLLORA (11/15/45)* Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

JOYCE E. CORNELL (3/26/44)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA (6/30/62)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

JOAN R. GREGORY (8/4/45)* Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper Investments, Inc.

TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

ANN M. McCREARY (11/6/56)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY (2/27/52)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

M. ISABEL SALTZMAN (12/22/54)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

JOHN  R.  HEBBLE  (6/27/58)*,   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63)*, Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

MAUREEN E. KANE (2/14/62)*, Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE PEARSON (4/1/62)*, Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads

*  Interested persons of the Corporation as defined in the 1940 Act.

Compensation of Officers and Directors

The Directors and Officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those Directors who are not designated "interested persons" by the Corporation, during the 1999 fiscal year.


                                                          Aggregate
                                                        Compensation
                                                    From all Funds in the                                     Total
                                                       Kemper Global/                                      Compensation
                                                    International Series,     Total Compensation         From Kemper Fund
                                                      Inc., Except for        from Growth Fund of        Complex Paid to
              Name of Board Member                  Growth Fund of Spain             Spain              Board Members (1)
-------------------------------------------------- ------------------------ ------------------------ -------------------------
James E. Akins.....................                $5,800                      $8,200                   $168,700

James R. Edgar(2)                                  $5,000                      $1,700                   $84,600
Arthur R. Gottschalk (3)...........                $6,700                      $8,300                   $166,600

Frederick T. Kelsey................                $6,700                      $8,300                   $168,700
Fred B. Renwick....................                $5,600                      $8,100                   $168,700

John G. Weithers...................                $5,700                      $8,200                   $171,200


(1) Includes compensation for service on the boards of 17 Kemper funds with 51 portfolios. Each board member currently serves as a board member of 17 Kemper Funds with 51 fund portfolios.

(2)  Appointed as director on May 27, 1999.

(3) Includes deferred fees. Pursuant to deferred compensation agreements with certain Kemper funds. deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued for the latest fiscal year for Growth Fund of Spain amounted to $25,000 for Mr. Gottschalk.


As of January 29, 2000, the Directors and Officers as a group owned less than 1% of each Fund's shares, and the following entities owned of record greater than 5% of the outstanding shares of a particular class of each Fund:


Kemper Global Blue Chip Fund

-------------------------------------------------------------------------------------------------------------
NAME                                  CLASS                               PERCENTAGE
-------------------------------------------------------------------------------------------------------------
National Financial Services Corp.     A                                   5.94
FBO Delores Parson
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   8.28
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          B                                   6.85
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
John E. Susong                        C                                   5.95
C/O Pension Consulting Services
1315 Corporate Drive
Hudson, OH  44236
------------------------------------- ----------------------------------- -----------------------------------


Kemper Emerging Markets Growth Fund
-----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.     A                                   6.60
FBO Edward Ryan, Jr.
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Bernard Brodwin & Ann Marie Gonera,   A                                   7.30
JTWROS for Ann Marie Gonera POA
9031 Whitney Av.
Flushing, NY  11373
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          A                                   5.29
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   18.46
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.     B                                   9.20
FBO Michael Loper
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          B                                   15.81
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
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                                       63

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                B                                   6.18
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
Talaris Systems Inc. 401K             C                                   5.83
FBO Gail McBeth-Wall
10575 Rock Creek Drive
San Diego, CA  92131
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &      C                                   8.07
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
Wick's Truck Trailers Inc. 401K       C                                   12.43
FBO Gail Wickersham
16725 H. Circle
Oamah, NE 68135
------------------------------------- ----------------------------------- -----------------------------------
Terry & Donna Sanchex, JTWROS         C                                   22.37
1852 Samarkand Road
Glendale, CA  91208
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Kemper Latin America Fund
-------------------------

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   50.18
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Gary Strausberg                       B                                   15.43
2204 Rogene Road
Baltimore, MD  21209
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  B                                   18.25
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Robert & Maureen Malone, JTWROS       B                                   9.62
3044 W. 100th Place
Evergreen Park, IL  60805
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          C                                   41.41
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  C                                   7.08
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Investor's Fiduciary Trust            C                                   7.17
For IRA of William Miller
7777 Coldstream Woods Drive
Cincinnati, OH 45255
------------------------------------- ----------------------------------- -----------------------------------

                                       64

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Retirement Accounts & Co.             C                                   9.12
Cust. For IRA of Alice Thornton Bell
P.O. Box 173785
Denver, Co  80217
------------------------------------- ----------------------------------- -----------------------------------


SHAREHOLDER RIGHTS

The Funds are series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997.


The Corporation may issue 600,000,000 shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into series or classes of shares. 100,000,000 shares have been classified for the Corporation's six series. Currently, each Fund offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple funds, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each series also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.


Each Fund's activities are supervised by the Corporation's Board of Directors. Each Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.


One-third of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.


Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

In the event of the liquidation or dissolution of the Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.



ADDITIONAL INFORMATION

Other Information

          The CUSIP number of the Class A shares of Global Blue Chip Fund is 487916 10 8.
          The CUSIP number of the Class B shares of Global Blue Chip Fund is 48791660 3.
          The CUSIP number of the Class C shares of Global Blue Chip Fund is 487916 70 2.

          The CUSIP number of the Class A shares of Emerging Markets Growth Fund is 487916 40 5.
          The CUSIP number of the Class B shares of Emerging Markets Growth Fund is 487916 85 0.
          The CUSIP number of the Class C shares of Emerging Markets Growth Fund is 487916 84 3.

          The CUSIP number of the Class A shares of Latin America Fund is 487916 50 4.
          The CUSIP number of the Class B shares of Latin America Fund is 487916 83 5.
          The CUSIP number of the Class C shares of Latin America Fund is 487916 82 7.

          Each Fund has a fiscal year ending October 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $15,000 incurred by each Fund, in conjunction with its organization, are amortized over the five year period beginning December 31, 1997.

Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co.

The law firm of Dechert Price & Rhoads is counsel to the Funds.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Fund, together with the Report of Independent Accountants, financial highlights and notes to financial statements in each Fund's Annual Report to Shareholders dated October 31, 1999, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS


                 Standard & Poor's Ratings Services Bond Ratings


AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          Kemper Global Blue Chip Fund
                       Kemper Emerging Markets Growth Fund
                            Kemper Latin America Fund
                Supplement to Statement of Additional Information
                               Dated March 1, 2000


The following text supplements the section entitled "Purchase of Shares" in the currently effective Statement of Additional Information:

From January 1, 2000 to April 30, 2000 ("Special Offering Period"), KDI, the principal underwriter, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.